                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Partners Core Bond  Security Description: Corporate Bond

Issuer:  BANK OF AMERICA CORP             Offering Type: US Registered
                                          (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                                In Compliance
                REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION               (Yes/No)
    ---------------------------------------------- --------------- -------------------------------------------- -------------
1.  Offering Date                                    01/08/2013    None                                             N/A

2.  Trade Date                                       01/08/2013    Must be the same as #1                           Yes

3.  Unit Price of Offering                           99.444 USD    None                                             N/A

4.  Price Paid per Unit                              99.444 USD    Must not exceed #3                               Yes

5.  Years of Issuer's Operations                        > 3        Must be at least three years *                   Yes

6.  Underwriting Type                                   Firm       Must be firm                                     Yes

7.  Underwriting Spread                                0.450%      Sub-Adviser determination to be made             Yes

8.  Total Price paid by the Fund                     $2,467,000    None                                             N/A

9.  Total Size of Offering                         $3,000,000,000  None                                             N/A

10. Total Price Paid by the Fund plus Total         $200,000,000   #10 divided by #9 must not exceed 25% **         Yes
    Price Paid for same securities purchased by
    the same Sub-Adviser for other investment
    companies

11. Underwriter(s) from whom the Fund              Merrill Lynch,  Must not include Sub-Adviser affiliates ***      Yes
    purchased (attach a list of all syndicate      Pierce, Fenner
    members)                                          & Smith
                                                    Incorporated

12. If the affiliate was lead or co-lead manager,       Yes        Must be "Yes" or "N/A"                           Yes
    was the instruction listed below given to the
    broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                                  /s/ Cynthia McCullough
                                                  -----------------------------
                                                  Cynthia McCullough
                                                  Associate, Portfolio
                                                  Compliance
                                                  BlackRock Investment
                                                  Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [  ]
****The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Partners Core Bond  Security Description: Corporate Bond

Issuer:  ALLSTATE CORP                    Offering Type: US Registered
                                          (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                                 In Compliance
                REQUIRED INFORMATION                   ANSWER                 APPLICABLE RESTRICTION               (Yes/No)
    ---------------------------------------------- ---------------- -------------------------------------------- -------------
1.  Offering Date                                    01/03/2013     None                                             N/A

2.  Trade Date                                       01/03/2013     Must be the same as #1                           Yes

3.  Unit Price of Offering                            25.00 USD     None                                             N/A

4.  Price Paid per Unit                               25.00 USD     Must not exceed #3                               Yes

5.  Years of Issuer's Operations                         > 3        Must be at least three years *                   Yes

6.  Underwriting Type                                   Firm        Must be firm                                     Yes

7.  Underwriting Spread                                1.3225%      Sub-Adviser determination to be made             Yes

8.  Total Price paid by the Fund                       $30,000      None                                             N/A

9.  Total Size of Offering                          $500,000,000    None                                             N/A

10. Total Price Paid by the Fund plus Total          $1,600,000     #10 divided by #9 must not exceed 25% **         Yes
    Price Paid for same securities purchased by
    the same Sub-Adviser for other investment
    companies

11. Underwriter(s) from whom the Fund                J.P Morgan     Must not include Sub-Adviser affiliates ***      Yes
    purchased (attach a list of all syndicate      Securities, LLC
    members)

12. If the affiliate was lead or co-lead manager,        Yes        Must be "Yes" or "N/A"                           Yes
    was the instruction listed below given to the
    broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                                  /s/ Cynthia McCullough
                                                  -----------------------------
                                                  Cynthia McCullough
                                                  Associate, Portfolio
                                                  Compliance
                                                  BlackRock Investment
                                                  Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [  ]
****The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Partners Core Bond  Security Description: Corporate Bond

Issuer:  COMCAST CORP                     Offering Type: US Registered
                                          (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                                     In
                                                                                                                 Compliance
                REQUIRED INFORMATION                     ANSWER                 APPLICABLE RESTRICTION            (Yes/No)
    ---------------------------------------------- ------------------  ----------------------------------------- ----------
1.  Offering Date                                      01/08/2013      None                                         N/A

2.  Trade Date                                         01/08/2013      Must be the same as #1                       Yes

3.  Unit Price of Offering                             99.161 USD      None                                         N/A

4.  Price Paid per Unit                                99.161 USD      Must not exceed #3                           Yes

5.  Years of Issuer's Operations                           > 3         Must be at least three years *               Yes

6.  Underwriting Type                                     Firm         Must be firm                                 Yes

7.  Underwriting Spread                                  0.650%        Sub-Adviser determination to be made         Yes

8.  Total Price paid by the Fund                        $981,000       None                                         N/A

9.  Total Size of Offering                           $1,700,000,000    None                                         N/A

10. Total Price Paid by the Fund plus Total           $113,555,000     #10 divided by #9 must not exceed 25% **     Yes
    Price Paid for same securities purchased by
    the same Sub-Adviser for other investment
    companies

11. Underwriter(s) from whom the Fund              Goldman, Sachs & Co Must not include Sub-Adviser                 Yes
    purchased (attach a list of all syndicate                          affiliates ***
    members)

12. If the affiliate was lead or co-lead manager,          Yes         Must be "Yes" or "N/A"                       Yes
    was the instruction listed below given to
    the broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                            /s/ Cynthia McCullough
                                            ------------------------------------
                                            Cynthia McCullough
                                            Associate, Portfolio Compliance
                                            BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [  ]
****The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Partners Balanced Portfolios  Security Description: Corporate Bond

Issuer:  BANK OF AMERICA CORP                       Offering Type: US Registered
                                                    (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                              In Compliance
             REQUIRED INFORMATION                    ANSWER                  APPLICABLE RESTRICTION             (Yes/No)
    ---------------------------------------  ----------------------- ---------------------------------------- -------------
1.  Offering Date                                  01/08/2013        None                                         N/A

2.  Trade Date                                     01/08/2013        Must be the same as #1                       Yes

3.  Unit Price of Offering                         99.444 USD        None                                         N/A

4.  Price Paid per Unit                            99.444 USD        Must not exceed #3                           Yes

5.  Years of Issuer's Operations                      > 3            Must be at least three years *               Yes

6.  Underwriting Type                                 Firm           Must be firm                                 Yes

7.  Underwriting Spread                              0.450%          Sub-Adviser determination to be made         Yes

8.  Total Price paid by the Fund                    $75,000          None                                         N/A

9.  Total Size of Offering                       $3,000,000,000      None                                         N/A

10. Total Price Paid by the Fund plus Total       $200,000,000       #10 divided by #9 must not exceed 25% **     Yes
    Price Paid for same securities
    purchased by the same Sub-Adviser for
    other investment companies

11. Underwriter(s) from whom the Fund        Merrill Lynch, Pierce,  Must not include Sub-Adviser                 Yes
    purchased (attach a list of all              Fenner & Smith      affiliates ***
    syndicate members)                            Incorporated

12. If the affiliate was lead or co-lead              Yes            Must be "Yes" or "N/A"                       Yes
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                            /s/ Cynthia McCullough
                                            ------------------------------------
                                            Cynthia McCullough
                                            Associate, Portfolio Compliance
                                            BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [  ]
****The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Partners Balanced Portfolio   Security Description: Corporate Bond

Issuer:  ALLSTATE CORP                              Offering Type: US Registered
                                                    (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                              In Compliance
                 REQUIRED INFORMATION                  ANSWER              APPLICABLE RESTRICTION               (Yes/No)
     ---------------------------------------------- -----------  -------------------------------------------- -------------
1.   Offering Date                                   01/03/2013  None                                              N/A

2.   Trade Date                                      01/03/2013  Must be the same as #1                            Yes

3.   Unit Price of Offering                          25.00 USD   None                                              N/A

4.   Price Paid per Unit                             25.00 USD   Must not exceed #3                                Yes

5.   Years of Issuer's Operations                       > 3      Must be at least three years *                    Yes

6.   Underwriting Type                                  Firm     Must be firm                                      Yes

7.   Underwriting Spread                              1.3225%    Sub-Adviser determination to be made              Yes

8.   Total Price paid by the Fund                      $1000     None                                              N/A

9.   Total Size of Offering                         $500,000,000 None                                              N/A

10.  Total Price Paid by the Fund plus Total         $1,600,000  #10 divided by #9 must not exceed 25% **          Yes
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund               J.P Morgan  Must not include Sub-Adviser affiliates ***       Yes
     purchased (attach a list of all syndicate      Securities,
     members)                                           LLC

12.  If the affiliate was lead or co-lead manager,      Yes      Must be "Yes" or "N/A"                            Yes
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                            /s/ Cynthia McCullough
                                            ------------------------------------
                                            Cynthia McCullough
                                            Associate, Portfolio
                                            Compliance
                                            BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the
    purchase was not designated as a group sale. [   ]
****The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Partners Balanced Portfolio  Security Description: Corporate Bond

Issuer:  COMCAST CORP                              Offering Type: US Registered
                                                   (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                                 In Compliance
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION               (Yes/No)
     ---------------------------------------------- --------------- -------------------------------------------- -------------
1.   Offering Date                                    01/08/2013    None                                             N/A

2.   Trade Date                                       01/08/2013    Must be the same as #1                           Yes

3.   Unit Price of Offering                           99.161 USD    None                                             N/A

4.   Price Paid per Unit                              99.161 USD    Must not exceed #3                               Yes

5.   Years of Issuer's Operations                        > 3        Must be at least three years *                   Yes

6.   Underwriting Type                                   Firm       Must be firm                                     Yes

7.   Underwriting Spread                                0.650%      Sub-Adviser determination to be made             Yes

8.   Total Price paid by the Fund                      $30,000      None                                             N/A

9.   Total Size of Offering                         $1,700,000,000  None                                             N/A

10.  Total Price Paid by the Fund plus Total         $113,555,000   #10 divided by #9 must not exceed 25% **         Yes
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund                 Goldman,     Must not include Sub-Adviser affiliates ***      Yes
     purchased (attach a list of all syndicate        Sachs & Co
     members)

12.  If the affiliate was lead or co-lead manager,       Yes        Must be "Yes" or "N/A"                           Yes
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                            /s/ Cynthia McCullough
                                            ------------------------------------
                                            Cynthia McCullough
                                            Associate, Portfolio
                                            Compliance
                                            BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the
    purchase was not designated as a group sale. [   ]
****The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.